UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West

Parkmore, Ballybrit

Galway, H91VN2T, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 91 378 040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
2.50% Senior Notes due 2028*	TEL/28	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange
3.250% Senior Notes due 2033*	TEL/33	New York Stock Exchange

* Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of TE Connectivity plc (the “Company”) held on March 11, 2026 (the “AGM”), shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 265,936,699 ordinary shares (90.59% of 293,535,486 ordinary shares outstanding and entitled to vote as of January 8, 2026, the record date for the AGM) were present by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of thirteen (13) directors:

1.1  Jean-Pierre Clamadieu

A total of 243,704,951 shares (96.64%) were voted for and 8,474,852 shares (3.36%) were counted as voted against this director.  Additionally, there were 465,652 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 251,682,111 shares (99.66%) were voted for and 849,033 shares (0.34%) were counted as voted against this director.  Additionally, there were 114,311 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 246,275,898 shares (97.52%) were voted for and 6,257,987 shares (2.48%) were counted as voted against this director.  Additionally, there were 111,570 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  Lynn A. Dugle

A total of 250,358,067 shares (99.20%) were voted for and 2,027,762 shares (0.80%) were counted as voted against this director.  Additionally, there were 259,626 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  Sam Eldessouky

A total of 250,882,336 shares (99.35%) were voted for and 1,637,930 shares (0.65%) were counted as voted against this director.  Additionally, there were 125,189 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  William A. Jeffrey

A total of 249,244,785 shares (98.70%) were voted for and 3,276,302 shares (1.30%) were counted as voted against this director.  Additionally, there were 124,368 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

 1.7  Syaru Shirley Lin

A total of 250,224,208 shares (99.15%) were voted for and 2,157,437 shares (0.85%) were counted as voted against this director.  Additionally, there were 263,810 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

 1.8  Heath A. Mitts

A total of 237,055,002 shares (93.87%) were voted for and 15,468,112 shares (6.13%) were counted as voted against this director.  Additionally, there were 122,341 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Abhijit Y. Talwalkar

A total of 231,962,798 shares (91.86%) were voted for and 20,564,374 shares (8.14%) were counted as voted against this director.  Additionally, there were 118,283 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Mark C. Trudeau

A total of 249,625,009 shares (98.85%) were voted for and 2,894,881 shares (1.15%) were counted as voted against this director.  Additionally, there were 125,565 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Ken Washington

A total of 251,714,794 shares (99.68%) were voted for and 805,632 shares (0.32%) were counted as voted against this director.  Additionally, there were 125,029 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Dawn C. Willoughby

A total of 247,850,556 shares (98.15%) were voted for and 4,674,203 shares (1.85%) were counted as voted against this director.  Additionally, there were 120,696 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.13  Laura H. Wright

A total of 238,422,633 shares (94.42%) were voted for and 14,103,198 shares (5.58%) were counted as voted against this director.  Additionally, there were 119,624 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company and Deloitte Ireland LLP as our statutory auditor under Irish law and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration:

A total of 260,117,831 shares (97.84%) were voted for and 5,750,228 shares (2.16%) were counted as voted against this proposal. Additionally, there were 68,640 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Advisory vote to approve named executive officer compensation.

A total of 232,450,130 shares (92.08%) were voted for and 20,003,187 shares (7.92%) were counted as voted against this proposal. Additionally, there were 192,138 abstentions and 13,291,244 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Approval of an authorization relating to the Company and/or any subsidiary of the Company to make market purchases of company shares:

A total of 264,934,709 shares (99.82%) were voted for and 482,336 shares (0.18%) were counted as voted against this proposal. Additionally, there were 519,654 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.   Approval of the price range at which the Company can re-allot treasury shares:

A total of 264,334,722 shares (99.61%) were voted for and 1,045,704 shares (0.39%) were counted as voted against this proposal. Additionally, there were 556,273 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2026	TE CONNECTIVITY PLC

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary